SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 2, 1998


                       BELL ATLANTIC - PENNSYLVANIA, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
                 (State or Other Jurisdiction of Incorporation)


              No. 1-6393                           No. 23-0397860
     ----------------------------        -----------------------------------
       (Commission File Number)            I.R.S. Employer Identification



                1717 Arch Street Philadelphia, Pennsylvania 19103
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (215) 466-9900
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                               - 2 -

Item 7.      Financial Statements and Exhibits.

      (c)    Exhibits:

             The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statements (Nos. 33-50869 and 33-55252) on Form S-3 of Bell Atlantic - Pennsylvania, Inc., formerly The Bell Telephone Company of Pennsylvania (the "Company"), and are filed herewith for incorporation by reference in such Registration Statements.

                               Index to Exhibits


Exhibit Number
Per Item 601
of Regulation S-K                        Description of Document
------------------             ------------------------------------------------



        1-a Underwriting Agreement, dated December 2, 1998, between the Company and Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated, as Representative of the
                               Underwriters named therein

        4-a Indenture, dated as of September 1, 1998, between the Company and The Chase
                               Manhattan Bank, Trustee

        4-b Certificate, dated as of December 2, 1998, pursuant to Section 2.02(b) of the Indenture, dated as of September 1, 1998, between the Company and The Chase
                               Manhattan Bank, as Trustee

        4-c                    Form of the Company's Thirty Year 6%
                               Debentures, due December 1, 2028
                               (contained in Exhibit 4-b).

        12                     Computation of Ratio of Earnings to Fixed Charges

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                              BELL ATLANTIC - PENNSYLVANIA, INC.




                                          By   /s/ Neil D. Olson
                                               --------------------------------
                                               Neil D. Olson
                                               Treasurer


Dated:  December 4, 1998